
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

2024 Baird Global Industrial Conference

Joe Ruzynski, CEO
Jeff Taylor, CFO

Franklin Electric

November 12, 2024

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2023, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water, fuel and critical asset monitoring systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric

Franklin Electric



Strategic Priorities


BEST PLACES TO WORK IN INDIANA 2024
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Accelerated organic growth

- Use our leading channel and customer intimacy to drive share & growth
- Focus on faster growing Commercial, Industrial, and Energy verticals
- Serve Global water needs where they are most critical (8% 10-yr CAGR)

Stronger Margins through Operational Efficiency

- Be the easiest to do business with via DCX and enhanced visibility
- Extend leadership position thru quality, availability and cost
- Use our FOS with data driven solutions end to end
- Optimize our portfolio and increase velocity on new products

Identify opportunities for inorganic growth

- Proven track record of successful acquisitions
- Disciplined acquisition and integration processes
- Priorities: Products in Water, Wastewater, Energy & Water Treatment

Franklin Electric is well positioned to drive long-term shareholder returns[1]

[1] The five-year CAGR on Franklin Electric stock assuming dividends are reinvested is 19% as of December 31, 2023.

Franklin Electric



Franklin Electric Segment Overview (Revenue FY 2023)

WATER SYSTEMS
$1,204M (55%)


GROUNDWATER
52%


CONDENSATE &
OTHER INDUSTRIAL
16%


LARGE
DEWATERING
13%


WATER TREATMENT
13%


GREYWATER
6%

DISTRIBUTION
$673M (31%)


WATER
WELL


WASTEWATER


ACCESSORIES


DRILLING
SUPPLIES


COMMERCIAL
& INDUSTRIAL


IRRIGATION


WATER
TREATMENT

FUELING SYSTEMS
$297M (14%)


FUELING
HARDWARE
77%


CRITICAL ASSET
MONITORING
23%

Franklin Electric



Global Presence & Opportunity

On a daily basis, the world uses…

~3 Trillion gallons of fresh water

~1 Billion gallons of fuel

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

Global footprint

~6,500 employees

~20 countries

6 continents


OVER 6,500 EMPLOYEES
LOCATED IN 20 COUNTRIES
GLOBAL HEADQUARTERS
MANUFACTURING FACILITIES
OFFICE/WAREHOUSE FACILITIES

Source: Franklin Electric 2024 Sustainability Report

Capital Allocation Performance & Priorities


Share
Repurchases
16%
CAPEX
27%
Dividends
18%
2007 – 2023
FCF Deployment
Acquisitions
39%

Priorities for Cash Deployment

1. Proactive approach to acquisitions with over **$1B** in deal capacity [1]
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 12% (Since 1993)
4. Opportunistic share repurchases

[1] At 9/30/24 based on maximum leverage allowed in existing credit agreements